UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-9601

Date of Report (date of earliest event reported):  April 8, 2008

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	43-0618919
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2503 South Hanley Road
St. Louis, Missouri	63144
(Address of principal executive offices)	(Zip Code)

(314) 645-6600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item  8.01            Other Events.

On April 8, 2008, K-V Pharmaceutical Company (the “Company”) announced in a press release that it has reached a comprehensive settlement agreement in principle with the plaintiffs in a derivative lawsuit relating to the Company’s historic stock option granting practices, subject to limited confirmatory discovery and court approval.

A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Item 8.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item  9.01            Financial Statements and Exhibits.

(d)  The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated April 8, 2008, issued by K-V Pharmaceutical Company.

The Company has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 9, 2008

K-V PHARMACEUTICAL COMPANY

By: /s/ Richard H. Chibnall
Richard H. Chibnall
Vice President, Finance

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